UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23,2020 (January 14, 2020)

NETWORK CN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30264	90-0370486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3/F., D. J. Securities Building, 171 Hoi Bun Road, Kwun Tong, Kowloon, Hong Kong

(Address of Principal Executive Offices)
(Zip Code)

852-2833 2186
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NWCN	OTC market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) amends the Item 1.01. Entry into a Material Definitive Agreement on Form 8-K of Network CN Inc. (the “Company”) originally filed with the U.S. Securities and Exchange Commission on January 23, 2020 (the “Original Report”). This Form 8-K/A is being filed to solely to amend the date of the Company entered into a Letter of Intent with Earthasia Worldside Holdings Limited from January 20, 2020 to January 14, 2020. Except for this typographical mistake, there is no other change on the Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2020

NETWORK CN INC.

By: /s/ Earnest Leung
Earnest Leung
Chief Executive Officer